Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Belo Corp. (the “Company”) on Form 10-Q for the period ending March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Dunia A. Shive, President and Chief Executive Officer of the Company, and Carey P. Hendrickson, Senior Vice President/Chief Financial Officer and Treasurer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dunia A. Shive

Dunia A. Shive
President and Chief Executive Officer
April 27, 2011

/s/ Carey P. Hendrickson

Carey P. Hendrickson
Senior Vice President/Chief Financial Officer and Treasurer
April 27, 2011